Exhibit 10.1

Amendment

FOURTH AMENDMENT AND CONSENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 18, 2016 (but effective as provided in Section 5 hereof), is entered into among ENNIS, INC., a Texas corporation (the “Parent”), each of the other parties listed under the heading “Co-Borrowers” on the signature pages hereto (individually with the Parent referred to herein as a “Co-Borrower” and collectively with the Parent, called the “Co-Borrowers”), Bank of America, N.A. and Regions Bank (collectively, the “Continuing Lenders”), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

BACKGROUND

A. The Co-Borrowers, the Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of August 18, 2009, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 16, 2011, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 23, 2012, and that certain Third Amendment and Consent to Second Amended and Restated Credit Agreement, dated as of September 19, 2013 (as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Parent has informed the Lenders that it has entered into a Unit Purchase Agreement, dated as of May 4, 2016, with Gildan Activewear Inc., a Canadian corporation, (the “Unit Purchase Agreement”) to sell (i) 100 units, constituting all of the limited liability company interests, of Alstyle Apparel, LLC, a Delaware limited liability company (“Alstyle”), presently a wholly-owned Subsidiary of the Parent, and (ii) the Acquired Assets (as defined in the Unit Purchase Agreement), for an aggregate base purchase price of $110,000,000 (“Base Amount”), subject to adjustment as provided in the Unit Purchase Agreement (the sale of such units and Acquired Assets, together with all related transactions and the payment of all fees and expenses in connection therewith, the “Alstyle Sale”).

C. The Co-Borrowers have requested that the Continuing Lenders (i) consent to the Alstyle Sale, (ii) release Alstyle, Alstyle Ensenada LLC, an Illinois limited liability company (“AE”), Alstyle Hermosilla LLC, an Illinois limited liability company (“AH”), Diaco USA, LLC, a California limited liability company (“DU”), and A and G, Inc., an Illinois corporation (“AG”) (Alstyle, AE, AH, DU and AG are hereinafter sometimes referred to collectively as the “Alstyle Companies”) from all liabilities and obligations under the Credit Agreement and the other Loan Documents, (iii) remove Comerica Bank and Branch Banking and Trust Company, as Lenders under the Credit Agreement (collectively, the “Exiting Lenders”), and (iv) reduce the Aggregate Commitments to $100,000,000.

D. Subject to the terms and conditions of this Fourth Amendment, the Continuing Lenders and the Administrative Agent have agreed to (i) consent to the Alstyle Sale, (ii) release the Alstyle Companies, and (iii) reduce the Aggregate Commitments to $100,000,000.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENTS.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the effective date of the Fourth Amendment (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretation thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of May 18, 2016, among the Co-Borrowers, the Lenders and the Administrative Agent.

(b) The definition of “Excluded Taxes” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” before clause (d) and adding a new clause (e) as follows:

and (e) any U.S. federal withholding Taxes imposed under FATCA.

(c) The definition of “Required Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that (a) the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders, and (b) at any time there are less than three Lenders hereunder, “Required Lenders” shall mean each Lender.

(d) Section 3.01 of the Credit Agreement is hereby amended by adding a new subsection (g) thereto to read as follows:

(g) FATCA. For purposes of determining withholding Taxes under FATCA, from and after the effective date of the Fourth Amendment, the Co-Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(e) Schedule 2.01 to the Credit Agreement is hereby amended to be in the form of Schedule 2.01, and the Commitments and the Applicable Percentages of the Continuing Lenders are hereby amended, as the case may be, to be in the amounts and percentages set forth thereon.

2. CONSENT. Subject to the satisfaction of the conditions of effectiveness set forth in Section 5 hereof and the immediately following proviso, the Continuing Lenders hereby consent to Alstyle Sale; provided that the Base Amount is not less than $110,000,000. This Consent is limited and does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

3. RELEASE. Subject to the satisfaction of the conditions of effectiveness set forth in Section 5 hereof, the Continuing Lenders and the Administrative Agent agree that (a) all obligations and liabilities of the Alstyle Companies under the Credit Agreement and the other Loan Documents shall be discharged and automatically terminated and the Alstyle Companies shall no longer be Co-Borrowers thereunder, (b) all Liens granted under the Loan Documents in any assets or property of the Alstyle Companies or the Capital Securities of any of the Alstyle Companies, Cactex de Mexico S.A. de C.V., Alstyle Internacional de Mexico S.A. de C.V., Alvest S.A. de C.V. and Diaco Internacional S.A. de C.V. (collectively, the “Alstyle Liens”) shall be released and automatically terminated and (c) the Parent has satisfied the requirements to deliver prior written notice of the releases set forth herein and a written request for such releases, in each case in accordance with Section 7.14 of the Security Agreement. At the expense of the Parent, the Administrative Agent shall (a) execute and deliver to the Parent or the Alstyle Companies (or any designee of the Parent or the Alstyle Companies) as directed such releases and terminations of the Alstyle Liens as are reasonably necessary or reasonably requested by the Parent or the Alstyle Companies (or any designee of the Parent or the Alstyle Companies) to release the Alstyle Liens and (b) deliver to the Parent or the Alstyle Companies (or any designee of the Parent or the Alstyle Companies) as directed all equity certificates and any other similar collateral related to the Alstyle Companies previously delivered in physical form to the Administrative Agent under the Loan Documents.

4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each of the Co-Borrowers represents and warrants that, as of the date hereof and after giving effect to the consent set forth in the foregoing Section 2:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) each of the Co-Borrowers has full power and authority to execute and deliver this Fourth Amendment; and

(d) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person, is required for the execution or delivery by each of the Co-Borrowers of this Fourth Amendment, except for authorizations, approvals, consents, filings and notices that have been obtained or made and are in full force and effect.

5. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective upon satisfaction of the following conditions:

(a) the representations and warranties set forth in Section 4 of this Fourth Amendment shall be true and correct;

(b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Continuing Lenders and acknowledged by the Exiting Lenders for the purpose of Section 7 hereof only;

(c) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by each of the Co-Borrowers;

(d) the Exiting Lenders shall have received payment in full in immediately available funds for all amounts due them under the Credit Agreement and the other Loan Documents;

(e) the simultaneous closing of Alstyle Sale according to its terms; and

(f) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Administrative Agent shall require.

6. PURCHASE/SALE BY CONTINUING LENDERS. Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, each Continuing Lender shall purchase or sell (as the case may be), without recourse, an amount of the Revolving Loans outstanding such that, after giving effect to this Fourth Amendment, the amount of each Continuing Lender’s Commitment utilized and the amount of Revolving Loans owed to each Continuing Lender will be equal to its Applicable Percentage thereof after giving effect to this Fourth Amendment. The Co-Borrowers shall pay each Continuing Lender compensation for any losses pursuant to Section 3.05 of the Credit Agreement as a result of any purchases or sales. Each Continuing Lender hereby waives the requirement in Section 2.13 that all payments on the Obligations be made pro rata solely for purposes of payment of all Obligations due and owing to the Exiting Lenders.

7. EXITING LENDERS. By acknowledging and agreeing as provided on the signature pages hereof, each Exiting Lender, upon satisfaction of the conditions of effectiveness set forth in Section 5 hereof, shall not (a) be a Lender under the Credit Agreement and (b) have any rights or obligations with respect to being a Lender (including any right to consent to the Alstyle Sale or the release of the Alstyle Liens hereunder), except (i) for those that expressly survive termination of the Credit Agreement or termination of any Commitment thereunder and (ii) the right, pursuant to Section 10.05 of the Credit Agreement, to have any payment or any part thereof made to such Exiting Lender reinstated and revived if such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential; set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise.

8. CO-BORROWER’S AGREEMENT. Each Co-Borrower (i) acknowledges and agrees that its liabilities and obligations under the Loan Documents are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement the release of the Alstyle Companies and the Alstyle Liens provided herein, (ii) ratifies and confirms its obligations and liabilities under the Loan Documents, and (iii) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations and liabilities under the Loan Documents.

9. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.

(b) Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

10. COSTS AND EXPENSES. The Co-Borrowers shall be obligated to pay the reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

11. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

12. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party retains all rights arising under federal law. This Fourth Amendment shall be binding upon the parties hereto and their respective successors and assigns.

13. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment and Fourth Amendment for any other purpose.

14. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

CO-BORROWERS:

ENNIS, INC.

By:	/s/ Richard L. Travis Jr.
Richard L. Travis, Jr. Vice-President and Chief Financial Officer

Ennis Business Forms of Kansas, Inc.

Connolly Tool and Machine Company

Admore, Inc.

PFC Products, Inc.

Ennis Acquisitions, Inc.

Northstar Computer Forms, Inc.

General Financial Supply, Inc.

Calibrated Forms Co. Inc.

Crabar/GBF, Inc.

Royal Business Forms Inc.

Alstyle Apparel LLC

A and G, Inc.

Alstyle Ensenada LLC

Alstyle Hermosilla LLC

Diaco USA, LLC

Tennessee Business Forms Company

TBF Realty, LLC

Block Graphics, Inc.

Specialized Printed Forms, Inc.

B&D Litho of Arizona, Inc.

Skyline Business Forms, Inc.

Skyline Business Properties LLC

SPF Realty, LLC

Printgraphics, LLC

By:	/s/ Richard L. Travis Jr.
Richard L. Travis, Jr. Vice President of each

Fourth Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

American Forms I, L.P. Adams McClure I, L.P. Texas EBF, L.P. Ennis Sales, L.P. Ennis Management, L.P.

By:	Ennis, Inc., the sole general partner of each

By:	/s/ Richard L. Travis Jr.
Richard L. Travis, Jr. Vice President and Chief Financial Officer

Fourth Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Lov
Title:	Linda Lov Assistant Vice President

Fourth Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

BANK OF AMERICA, N.A., as a Lender, as L/C Issuer and as Swing Line Lender

By:	/s/ Jennifer Yan
Jennifer Yan
Title:	Senior Vice President

Fourth Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

REGIONS BANK, as a Lender

By:	/s/ Rick Prewitt
Rick Prewitt
Title:	Director

Fourth Amendment and Consent to Second Amended and Restated Credit Agreement – Signature Page

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000	60.000000000%
Regions Bank	$40,000,000	40.000000000%
Total	$100,000,000	100.000000000%

Schedule 2.01